UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 23, 2016, McCormick & Company, Incorporated (the “Company”) issued a press release to note the recent announcement by Premier Foods plc (“Premier Foods”) and confirm that it had approached the Board of Premier Foods regarding a possible all cash offer for Premier Foods, which offer was rejected by the Board of Premier Foods on March 22, 2016. Filed with this Form 8-K as exhibit 99.1 is a copy of the press release, which is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

The exhibit to this Current Report on Form 8-K is listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel and Secretary

Date: March 23, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of press release captioned “McCormick & Company Confirms Possible Offer for Premier Foods plc”.